                                                                     Exhibit (r)

                         METROPOLITAN SERIES FUND, INC.

                                POWER OF ATTORNEY
                                -----------------

         We, the undersigned members of the Board of Directors of Metropolitan Series Fund, Inc., hereby severally constitute and appoint, Peter H. Duffy, Anne
M. Goggin, John F. Guthrie, Jr. and Thomas M. Lenz and each of them singly, our true and lawful attorneys, with full power to them and each of them to sign, for us, and in our names and in the capacities indicated below, any and all registration statements of the Metropolitan Series Fund, Inc. and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming our signatures as they may be signed by our said attorneys to any and all such registration statements and amendments thereto.

         Witness our hands on the date set forth below.

           Signature                     Title                      Date
           ---------                     -----                      ----

       /s/ H. Jesse Arnelle             Director              February 5, 2002
---------------------------------
         H. Jesse Arnelle



       /s/ Steve A. Garban              Director              February 5, 2002
---------------------------------
         Steve A. Garban



       /s/ Dean O. Morton               Director              February 5, 2002
---------------------------------
         Dean O. Morton


       /s/ Toby Rosenblatt              Director              February 5, 2002
---------------------------------
         Toby Rosenblatt


     /s/ Michael S. Scott Morton        Director              February 5, 2002
---------------------------------
         Michael S. Scott Morton


       /s/ Linda B. Strumpf             Director              February 5, 2002
---------------------------------
         Linda B. Strumpf


     /s/ Arthur G. Typermass            Director              February 5, 2002
---------------------------------
         Arthur G. Typermass


                       (May be executed in counterparts.)

                         METROPOLITAN SERIES FUND, INC.

                               POWER OF ATTORNEY
                               -----------------

         I, the Chairman of the Board, President, and Chief Executive Officer of Metropolitan Series Fund, Inc., hereby severally constitute and appoint, Peter
H. Duffy, John F. Guthrie, Jr. and Thomas M. Lenz and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements of Metropolitan Series Fund, Inc. and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

         Witness my hand on the 5th of February, 2002.

                                              /s/ Anne M. Goggin
                                             --------------------------
                                             Anne M. Goggin
                                             Chairman of the Board, President
                                             and Chief Executive Officer

                         METROPOLITAN SERIES FUND, INC.

                               POWER OF ATTORNEY
                               -----------------

         I, the Treasurer of Metropolitan Series Fund, Inc., hereby severally constitute and appoint, Anne M. Goggin, John F. Guthrie, Jr. and Thomas M. Lenz and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements of Metropolitan Series Fund, Inc. and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

         Witness my hand on the 5th of February, 2002.

                                                 /s/ Peter H. Duffy
                                                --------------------------
                                                Peter H. Duffy
                                                Treasurer